UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2011

SMARTHEAT INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34246	98-0514768
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A-1, 10, Street 7 Shenyang Economic and Technological Development Zone Shenyang, China	110141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 24-2519-7699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 15, 2011, SmartHeat Inc. issued a press release announcing its financial results for the fiscal year ended December 31, 2010, announcing its 2011 revenue and net income guidance and announcing an investor conference call to be held on March 15, 2011, at 8:30 a.m. EDT.

A copy of the press release is furnished as Exhibit 99.99 to this report and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description

99.99	Press Release, “SmartHeat Inc. Announces Record Full Year 2010 Financial Results – 52% Revenue Growth, 47% Net Income Growth,” dated March 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTHEAT INC.
(Registrant)

Date:	March 15, 2011	By:	/s/ Jun Wang
		Name:	Jun Wang
		Title:	Chief Executive Officer